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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                ________________


                                    FORM 8-K
                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               __________________


     Date of  Report (Date of earliest event reported):  September 9, 1994


                            MAXUS ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


 1-8567-2                                                             75-1891531
(Commission File Number)                                         (I.R.S.Employer
                                                             Identification No.)

              717 North Harwood Street, Dallas, Texas   75201-6594
             (Address of principal executive offices)   (Zip Code)

      Registrant's telephone number, including area code:  (214) 953-2000



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

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 9, 1994, Maxus Energy Corporation sold its geothermal subsidiary, Thermal Power Company ("TPC"), to Calpine Corporation for $60 million in cash and a note receivable for $6.5 million payable in three years.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(B)  PRO FORMA FINANCIAL INFORMATION.

An unaudited pro forma balance sheet as of June 30, 1994 has been prepared as if the TPC divestiture had occurred at that date. The effect of other previously reported divestitures during 1994, which includes the sale of certain producing oil and gas properties in Maxus' Southern Division owned directly by Maxus and the sale by Maxus and its subsidiaries of its general partners' interests and units of limited partnership interests in Diamond Shamrock Offshore Partners Limited Partnership ("DSP") to affiliates of Burlington Resources Inc., is reflected in the historical financial data presented in the unaudited pro forma balance sheet as of June 30, 1994. The unaudited pro forma statements of operations for the year ended December 31, 1993 and the six months ended June 30, 1994 have been prepared as if all such divestitures had occurred at January 1, 1993 and January 1, 1994, respectively, after giving effect to the pro forma financial adjustments described in Notes 1 and 2. The pro forma data are not necessarily indicative of the financial results which would have occurred had
the divestitures been effective   on those dates and should not be viewed as
indicative of the financial results of Maxus in future periods.

                            MAXUS ENERGY CORPORATION
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS



NOTE 1 - The accompanying pro forma statements of operations give effect to the following pro forma adjustments:

(a) The elimination of the operating results before income tax and interest expense allocation of the divested Southern Division, DSP, and TPC properties for the year ended December 31, 1993 of $17.5 million and the six months ended June 30, 1994 of $210.0 million.

(b) The reduction of interest expense of $7.2 million and $3.6 million for the year ended December 31, 1993 and six months ended June 30, 1994, respectively, due to the assumed repayment of $123.3 million of long-term debt.

(c) The allocation of U.S. federal income tax expense ($1.7 million for the year ended December 31, 1993 and $73.4 million for the six months ended June 30,
1994).

(d) The decrease of dividend requirement on preferred stock of $6.1 million and $3.0 million for the year ended December 31, 1993 and six months ended June 30, 1994, respectively, as a result of early redemption of $62.5 million of redeemable preferred stock.

NOTE 2 - The accompanying pro forma balance sheet excludes the assets and liabilities related to the divested TPC properties. For purposes of the pro forma balance sheet, a June 30, 1994 sale date is assumed.

(a) Assumes the repayment of $26.8 million of long-term debt from the proceeds of the TPC divestiture.

                           MAXUS ENERGY CORPORATION
                       UNAUDITED PRO FORMA BALANCE SHEET
                                 June 30, 1994
                                ($ in millions)

                                                 Historical
                                                    Maxus          Pro Forma Adjustments
                                                   Energy          ---------------------     Pro Forma
                                                 Corporation       Debit          Credit      Results
                                                 -----------       -----          ------     ----------
                                                  (Note 2)               (Note 2)
Assets
Current Assets
  Cash                                                $6.4                                        $6.4
  Cash equivalents                                   107.9         $33.2 (a)                     141.1
  Short-term investments                              84.9                                        84.9
  Receivables, less doubtful receivables             134.7                                       134.7
  Inventories                                         29.1                                        29.1
  Restricted cash                                     45.9                                        45.9
  Deferred income taxes                                2.1                                         2.1
  Prepaid expenses                                    18.0                           0.1          17.9
                                                  --------         -----          ------      --------
    Total current assets                             429.0          33.2             0.1         462.1
Investments                                          111.6                          99.1          12.5
Properties and Equipment, less accumulated
   depreciation and depletion                      1,103.2                           7.7       1,095.5
Intangible Assets                                     36.5                                        36.5
Restricted Cash                                      101.1                                       101.1
Deferred Income Taxes                                  0.0           8.7                           8.7
Deferred Charges                                      21.9                                        21.9
                                                  --------         -----          ------      --------
                                                  $1,803.3         $41.9          $106.9      $1,738.3
                                                  ========         =====          ======      ========

Liabilities and Stockholders' Equity
Current Liabilities
  Current portion of long-term debt                  $23.9         $23.8 (a)                      $0.1
  Accounts payable                                    50.4                                        50.4
  Taxes payable                                       34.2                                        34.2
  Accrued liabilities                                111.2                                       111.2
                                                  --------         -----          ------      --------
    Total current liabilities                        219.7          23.8             0.0         195.9
Long-Term Debt                                       981.3           3.0 (a)                     978.3
Deferred Income Taxes                                225.0          26.1                         198.9
Other Liabilities                                    106.9                                       106.9
Redeemable Preferred Stock - 1,250,000 shares        125.0                                       125.0

Stockholders' Equity
$2.50 Preferred stock - 3,500,000 shares issued        3.5                                         3.5
$4.00 Preferred stock - 4,358,658 shares issued        4.4                                         4.4
Common stock - 134,840,644 shares issued             134.8                                       134.8
Paid-in capital                                    1,005.0                                     1,005.0
Minimum pension liability                            (24.4)                                      (24.4)
Accumulated deficit                                 (974.8)         12.1                        (986.9)
                                                  --------         -----          ------      --------
                                                     148.5          12.1             0.0         136.4
Treasury stock, at cost - 239,649 shares              (3.1)                                       (3.1)
                                                  --------         -----          ------      --------
    Total Stockholders' Equity                       145.4          12.1             0.0         133.3
                                                  --------         -----          ------      --------
                                                  $1,803.3         $65.0            $0.0      $1,738.3
                                                  ========         =====          ======      ========

See notes to unaudited pro forma financial data.

                           MAXUS ENERGY CORPORATION
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 1994
                   ($ in millions, except per share amounts)

                                                 Historical
                                                    Maxus        Pro Forma Adjustments
                                                   Energy        ---------------------      Pro Forma
                                                 Corporation      Debit         Credit       Results
                                                 -----------     -------        ------      ---------
                                                                         (Note 1)
Revenues
   Sales and operating revenues                     $354.6       $  53.5                     $ 301.1
   Other revenues, net                                 0.2           3.8                        (3.6)
                                                    ------       -------        ------       -------
                                                     354.8          57.3           0.0         297.5

Costs and Expenses
   Operating expenses                                117.9                        $6.5         111.4
   Gas purchase costs                                 75.9                        23.9          52.0
   Exploration, including exploratory dry holes       17.0                         2.6          14.4
   Depreciation, depletion and amortization           73.4                        15.5          57.9
   General and administrative expenses                16.7                                      16.7
   Taxes other than income taxes                       7.0                         0.7           6.3
   Interest and debt expenses                         47.4                         3.6 (b)      43.8
   Restructuring:
            Gain on sale of assets                  (201.9)        202.0                         0.1
            Restructuring costs                      100.9                                     100.9
                                                    ------       -------        ------       -------
                                                     254.3         202.0          52.8         403.5
                                                    ------       -------        ------       -------

Income Before Income Taxes                           100.5        (259.3)         52.8        (106.0)
Income Taxes                                          81.6                        73.4 (c)       8.2
                                                    ------       -------        ------       -------
Net Income (Loss)                                     18.9        (259.3)        (20.6)       (114.2)
   Dividend requirement on Preferred Stock           (24.4)                        3.0 (d)     (21.4)
                                                    ------       -------        ------       -------
Loss Applicable to Common Shares                    $ (5.5)      $(259.3)       $(17.6)      $(135.6)
                                                    ======       =======        ======       =======

Net Loss per Common Share                           $(0.04)                                  $ (1.01)
                                                    ======                                   =======

Average Common Shares Outstanding                    134.6                                     134.6

See notes to unaudited pro forma financial data.

                           MAXUS ENERGY CORPORATION
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1993
                   ($ in millions, except per share amounts)

                                                                  Historical
                                                                     Maxus       Pro Forma Adjustments
                                                                    Energy       ---------------------       Pro Forma
                                                                  Corporation     Debit         Credit        Results
                                                                  -----------    -------        ------       ---------
                                                                                        (Note 1)
   Revenues
      Sales and operating revenues                                  $786.7       $ 134.3                      $652.4
      Settlement of litigation                                         6.8                                       6.8
      Other revenues, net                                             13.5           6.8                         6.7
                                                                    ------       -------        ------        ------
                                                                     807.0         141.1           0.0         665.9

   Costs and Expenses
      Operating expenses                                             255.6                        20.2         235.4
      Gas purchase costs                                             155.6                        43.9         111.7
      Exploration, including exploratory dry holes                    56.8                         9.9          46.9
      Depreciation, depletion and amortization                       153.6                        47.7         105.9
      General and administrative expenses                             34.8                                      34.8
      Taxes other than income taxes                                   15.9                         1.9          14.0
      Interest and debt expenses                                      88.4                         7.2 (b)      81.2
                                                                    ------       -------        ------        ------
                                                                     760.7           0.0         130.8         629.9
                                                                    ------       -------        ------        ------
   Income Before Income Taxes, Extraordinary Item
      and Cumulative Effect of Change in Accounting Principle         46.3        (141.1)        130.8          36.0
   Income Taxes                                                       84.2                         1.7 (c)      82.5
                                                                    ------       -------        ------        ------
   Net Loss Before Extraordinary Item and Cumulative Effect
      of Change in Accounting Principle                              (37.9)       (141.1)        129.1         (46.5)
      Extraordinary item, net of tax benefit of $.1                   (7.1)
      Cumulative effect of change in accounting principle             (4.4)
                                                                    ------       -------        ------        ------
   Net Loss                                                          (49.4)       (141.1)        129.1         (46.5)
      Dividend requirement on Preferred Stock                        (41.7)                        6.1 (d)     (35.6)
                                                                    ------       -------        ------        ------
   Loss Applicable to Common Shares                                 $(91.1)      $(141.1)       $135.2        $(82.1)
                                                                    ======       =======        ======        ======

   Net Loss per Common Share Before Extraordinary Item
      and Cumulative Effect of Change in Accounting Principle       $(0.60)                                   $(0.61)
                                                                                                              ======
      Extraordinary item                                             (0.05)
      Cumulative effect of change in accounting principle            (0.03)
                                                                    ------
   Net Loss per Common Share                                        $(0.68)
                                                                    ======
   Average Common Shares Outstanding                                 133.9                                     133.9


   See notes to unaudited pro forma financial data.

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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MAXUS ENERGY CORPORATION



                                          By:     G. R. Brown
                                             ----------------------------------
                                                  G. R. Brown
                                                  Vice President and Controller



Dated:  September 22, 1994